LUNAR CORPORATION
                       NON-QUALIFIED STOCK OPTION

Lunar Corporation (the "Company") hereby irrevocably grants to ? (the "Employee") an option to purchase from time to time all or any part of a total of ? common shares of the Company, at a price of $? per share, upon the terms and conditions set forth below.

This option is granted as of ? under the Lunar Corporation Amended and
Restated Stock Option Plan (herein called the "Plan") in consideration for employee's agreement that any dispute with the company will be submitted exclusively to arbitration according to the procedure described in Attachment
A hereto; and for the purpose of furnishing to the Employee an appropriate incentive to improve operations and increase profits, and encourage the
Employee to continue employment with the Company and its subsidiaries.

The terms and conditions of the option are as follows:

     1. This option may, but need not, be exercised in installments, but may be exercised only to the extent, and within the time periods, described below. During the lifetime of the Employee, it may be exercised only by the Employee and (except as provided below) only while in the employ of the Company or any of its subsidiaries.

     2. The option may be exercised only after one year following the granting date. Termination of employment in this one-year period will terminate all rights under the option. After one year from the granting date, one-fifth of the total number of shares covered by this option may be exercised; after two years from the granting date, two-fifths of the total number of shares covered by this option may be exercised;
after
     three years from the granting date, three-fifths of the total number of shares covered by this option may be exercised; after four years from the granting date, four-fifths of the total number of shares covered by this option may be exercised; and after five years, this option shall be exercisable in full. The right to purchase shall cumulate so that shares may be purchased at any time after becoming eligible for purchase until termination of the option.

     3.  Notwithstanding the foregoing provisions of this paragraph
2, this
     option shall become fully exercisable in the event of a "Change in
     Control" of the Company. A Change in Control is more fully defined in the Plan Document, but includes:

     (i) The sale or other disposition by the Company of all or substantially all of its assets to a person, firm or other entity not controlling, controlled by or under common control with the Company;

     (ii) The sale or other disposition (including a merger or consolidation)
          of capital stock of the Company if, as a consequence thereof, capital stock representing more than 50% of the Company's total voting power is sold or disposed of, in one or a series of related transactions, to a person, firm or other entity not controlling, controlled by, or under common control with the Company.

     4. If employment with the Company terminates at a time when the Employee is entitled to exercise all or a part of the option, for any reason other than death, the option shall expire as of thirty (30) days after written notice of termination; provided that if the termination of employment is by reason of retirement (under a pension or retirement plan of the
     Company or subsidiary), this option may be exercised by the Employee within twelve months after the date of retirement but only to the extent exercisable on said date of retirement. A leave of absence approved in writing by the Human Resources Manager and the President shall not be termination of employment for purposes of the Plan.

     5. In the event of death of the Employee during employment or after retirement at a time when this option is otherwise exercisable, the option may be exercised within twelve months after such death, and only:

          a. By the executor or administrator of the estate of the Employee or the person or persons to whom rights under the option have passed by will or the laws of descent and distribution; and

          b. To the extent that the Employee was entitled to do so at the date of death.

     6. The option may not, under any circumstances, be exercised after expiration of ten (10) years from the granting date.

     7. No fractional share may be purchased under this option except in combination with a fraction or fractions under another option or options granted under the Program, and then only to the extent that such combination equals a full share.

     8. Nothing herein confers upon the Employee any right to continue in the employ of the Company or of any subsidiary.

     9. This option shall not be transferable or assignable, in whole or in part, except (a) by will or by the laws of descent and distribution or
     (b) as may be approved by the Committee. Subject to the foregoing, this option may not be assigned, transferred (except as aforesaid), pledged, or hypothecated in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment, or similar process. Any attempt at assignment, transfer, pledge, hypothecation, or other disposition of this option contrary to the provisions hereof, and the
     levy of any attachment or similar process upon this option, shall be null and void and without effect.

     10. The shares of common stock issuable to Optionee upon exercise of this option ("Option Stock") are expressly subject to the terms of the
     Bylaws of the corporation as may be amended by the Shareholders from time to time. No transfer of Option Stock may be made except in accordance with the provisions of the Bylaws. By accepting this option, Optionee hereby agrees that, as an express condition to receiving shares of common stock issuable upon exercise of this option, Optionee and his spouse will execute whatever documents the Company requires so as to bind the
     Optionee and his spouse, and the shares of common stock issuable upon exercise of this option, to the terms of the Bylaws.

     11. All terms and conditions of this option agreement are subject to and shall be interpreted according to the terms of the Lunar
Corporation
     Amended and Restated Stock Option Plan (attached hereto).

     12. Prior to the exercise of this option and as a condition to the
     Company's obligation to deliver shares upon such exercise, the Optionee shall make arrangements satisfactory to the Company for the payment of any applicable federal or other withholding taxes payable as a result thereof.

     13. The option may be exercised only by delivering to the Secretary or other designated employee of the Company a written notice of exercise, specifying the number of common shares with respect to which the option is then being exercised, and accompanied by payment of the full purchase price of the shares being purchased in cash, or by the surrender of other common shares of the Company held by the Employee having a then fair market value equal to the purchase price, or a combination thereof, plus payment in cash of the full amount of any taxes which the Company believes are required to be withheld and paid with respect to such exercise, and in the event the option is being exercised by a person or persons other than the Employee, such appropriate tax clearance, proof of the right of such person or persons to exercise the option, and other pertinent data as the Company may deem necessary.

     14. The Company shall issue a certificate or certificates for shares purchased upon exercise of the option; however, the Company shall not be required to issue or deliver any certificate for shares purchased pending compliance with all applicable federal and state securities and other laws (including any registration requirements) and compliance with rules and practices of any stock exchange upon which the Company's common shares are listed.

     15. In the event that there is any change in the number of issued common shares of the Company without new consideration to the Company
(such as
     by stock dividends or stock split-ups), then (i) the number of shares at the time unexercised under this option shall be changed in proportion to such change in issued shares; and (ii) the option price for the unexercised portion of the option granted shall be adjusted so that the
     aggregate consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed.

     If the outstanding common shares of the Company shall be combined, or be changed into another kind of stock of the Company or into securities of another corporation, whether through recapitalization, reorganization, sale, merger, consolidation, etc., the Company shall cause adequate provision to be made whereby the person or persons entitled to exercise this option shall thereafter be entitled to receive, upon due exercise of any portion of the option, the securities equivalent to those which that person would have been entitled to receive for common shares acquired through exercise of the same portion of such option immediately prior to the effective date of such recapitalization, reorganization, sale, merger, consolidation, etc. If appropriate, due adjustment shall be made in the per-share or per-unit price of the securities purchased on exercise of this option following said recapitalization, reorganization, sale, merger, consolidation, etc.

     16. Upon written request, the Company agrees to furnish the Optionee a copy of its annual financial statements within 120 days after the end of each fiscal year.

     17. Neither this option, shares issued upon its exercise, any excess of market value over option price, nor any other rights, benefits, values, or interest resulting from the granting of this option shall be considered as compensation for purposes of any pension or retirement
     plan, insurance plan, investment or stock purchase plan, or any other employee benefit plan of the Company or any of its subsidiaries.

     18. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended in each case properly addressed, if to the Company at its principal place of business, Attention: Corporate President, or if mailed or delivered to the Optionee at his address set forth below his signature to this Agreement (or to such other address as may hereafter be designated in writing by either party to this Agreement to the other).

IN WITNESS WHEREOF, the Company has caused this option to be executed by its duly authorized officers as of the granting date above set forth.




_________________________________________________
                         President and                 Date
                         Chief Executive Officer


_________________________________________________
                         Attest


_________________________________________________
                         Secretary                     Date